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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       SUPPLEMENT DATED AUGUST 9, 2006 TO
           STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 30, 2005
        (AS PREVIOUSLY SUPPLEMENTED MARCH 31, MAY 1, AND JUNE 19, 2006)

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This information supplements the Statement of Additional Information of First
American Investment Funds, Inc. dated December 30, 2005, as supplemented March 31, May 1, and June 19, 2006 (the "SAI"). This supplement and the SAI constitute a current SAI. To request a copy of the SAI, please call 1-800-677-FUND.

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Information on the persons that may purchase certain funds' Class A shares at net asset value without a sales charge, set forth in the SAI under the heading "Reducing Sales Charges -- Sales of Class A Shares at Net Asset Value," is supplemented by adding the following:

     COUNTRY Tax Exempt Bond Fund (the "COUNTRY fund") is expected to liquidate in September 2006. Between August 15, 2006 and September 29, 2006, persons who held shares of the COUNTRY fund on August 15, 2006 (the "record date") may purchase First American Intermediate Tax Free Fund Class A shares at net asset value in an amount up to the net asset value of those COUNTRY fund shares.

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                                                                  FAIF-SAI-STK#3